Exhibit 99.1
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                                     Chapter 11

     IN RE: BETHLEHEM STEEL CORPORATION, ET AL.,     Case No. 01-15288 (BRL)
                         Debtors                     through 01-15302, 01-15308
                                                     through 01-15315 (BRL)


                         MONTHLY OPERATING STATEMENT FOR
                    THE PERIOD JANUARY 1 TO JANUARY 31, 2003


DEBTORS' ADDRESS:                         Bethlehem Steel Corporation
                                          1170 Eighth Avenue
                                          Bethlehem, PA 18016

DISBURSEMENTS:  January 1 to January 31, 2003 (millions):             $323.3
     (see attached schedule for disbursements by Debtor)


DEBTORS' ATTORNEY:                        Weil, Gotshal & Manges LLP
                                          767 Fifth Avenue
                                          New York, NY 10153
                                          Jeffrey L. Tanenbaum (JT 9797)
                                          George A. Davis (GD 2761)

NET LOSS:  January 1 to January 31, 2003 (millions):                    $22.6

REPORT PREPARER:                          Bethlehem Steel Corporation


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.


DATE:           February 20, 2003                    /s/ Lonnie A. Arnett
                                                    ----------------------------
                                                    Lonnie A. Arnett
                                                    Vice President, Controller
                                                    and Chief Accounting Officer

                           BETHLEHEM STEEL CORPORATION

    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
             (dollars and shares in millions, except per share data)



                                                                                  JANUARY 31, 2003
                                                                                 --------------------
                                                                                     MONTH ENDED
                                                                                     (unaudited)
                                                                                 --------------------
       NET SALES                                                                             $ 323.4
                                                                                 --------------------

       COSTS AND EXPENSES
            Cost of sales                                                                      300.3
            Depreciation                                                                        21.1
            Selling, administration and general expense                                          6.0
                                                                                 --------------------
       TOTAL COSTS AND EXPENSES                                                                327.4
                                                                                 --------------------

       LOSS FROM OPERATIONS                                                                     (4.0)

       REORGANIZATION ITEMS (Note 4)                                                            (1.7)

       FINANCING EXPENSE - NET (Note 5)                                                         (4.4)
                                                                                 --------------------

       LOSS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE                                      (10.1)

       CUMULATIVE EFFECT OF ACCOUNTING CHANGE (Note 3)                                         (12.5)
                                                                                 --------------------

       NET LOSS                                                                                (22.6)

       DIVIDEND REQUIREMENTS ON PREFERRED AND PREFERENCE STOCK                                   3.3
                                                                                 --------------------

       NET LOSS APPLICABLE TO COMMON STOCK                                                   $ (25.9)
                                                                                 ====================


       NET LOSS PER COMMON SHARE (basic and diluted):
            Net loss before cumulative effect of accounting change                           $ (0.10)
            Cumulative effect of accounting change                                             (0.10)
                                                                                 --------------------
            Net loss per common share                                                        $ (0.20)
                                                                                 ====================

       AVERAGE SHARES OUTSTANDING:
            Basic and Diluted                                                                   131.2









The accompanying Notes are an integral part of the Consolidated Financial Statement.
See Note 7 for Consolidated Statement of Operations for Debtors Only.




                           BETHLEHEM STEEL CORPORATION

    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                           CONSOLIDATED BALANCE SHEET
                              (dollars in millions)

                                                                                   JANUARY 31,
                                                                                      2003
                                                                                   (unaudited)
                                                                                ------------------

                                     ASSETS
Current Assets:
       Cash and cash equivalents                                                           $ 36.0
       Receivables - net                                                                    383.6
       Inventories:
            Raw materials                                                                   215.6
            Finished and semifinished                                                       522.0
                                                                                ------------------
            Total Inventories                                                               737.6
       Other current assets                                                                  40.3
                                                                                ------------------
TOTAL CURRENT ASSETS                                                                      1,197.5
INVESTMENTS AND MISCELLANEOUS ASSETS                                                         76.3
PROPERTY, PLANT AND EQUIPMENT - net (Note 3)                                              2,599.8
                                                                                ------------------
TOTAL ASSETS                                                                            $ 3,873.6
                                                                                ==================

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
       Accounts payable                                                                   $ 181.7
       Accrued employment costs                                                              97.8
       Secured debt and capital lease obligations - current                                 695.0
       Other current liabilities                                                             75.9
                                                                                ------------------
TOTAL CURRENT LIABILITIES                                                                 1,050.4

SECURED DEBT AND CAPITAL LEASE OBLIGATIONS                                                   83.7
DEFERRED GAIN AND OTHER LONG-TERM LIABILITIES (Note 3)                                      123.3

LIABILITIES SUBJECT TO COMPROMISE (Note 6)                                                6,088.9

STOCKHOLDERS' DEFICIT:
       Preferred Stock                                                                       11.2
       Preference Stock                                                                       2.0
       Common Stock                                                                         136.3
       Common Stock held in treasury at cost                                                (65.9)
       Additional paid-in capital                                                         1,909.9
       Accumulated other comprehensive loss                                              (1,905.0)
       Accumulated deficit                                                               (3,561.2)
                                                                                ------------------
TOTAL STOCKHOLDERS' DEFICIT                                                              (3,472.7)
                                                                                ------------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                             $ 3,873.6
                                                                                ==================




The accompanying Notes are an integral part of the Consolidated Financial Statement.
See Note 7 for Consolidated Statement of Operations for Debtors Only.




     BETHLEHEM STEEL CORPORATION

    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (dollars in millions)
                                                                                  JANUARY 31, 2003
                                                                                -----------------------
                                                                                        MONTH
                                                                                        ENDED
                                                                                     (unaudited)
                                                                                -----------------------
     OPERATING ACTIVITIES:
           Net loss                                                                            $ (22.6)

           Adjustments for items not affecting cash from operating activities:
                Depreciation                                                                      21.1
                Cumulative effect of accounting change (Note 3)                                   12.5
                Recognition of deferred gains                                                     (1.8)
                Reorganization items                                                               1.7
                Other - net                                                                        0.3
           Working capital (excluding financing and investing activities):
                Receivables                                                                      (33.9)
                Inventories                                                                        3.6
                Accounts payable                                                                  15.5
                Other                                                                            (23.1)
           Funding postretirement benefits:
                Retiree healthcare and life insurance benefit payments                             4.9
                 less than expense                                              -----------------------
     CASH USED FOR OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                              (21.8)
                                                                                -----------------------

           Reorganization items                                                                   (1.7)
                                                                                -----------------------
     CASH USED FOR OPERATING ACTIVITIES                                                          (23.5)
                                                                                -----------------------

     INVESTING ACTIVITIES:
           Capital expenditures                                                                   (4.7)
           Cash proceeds from asset sales                                                          0.9
                                                                                -----------------------
     CASH USED FOR INVESTING ACTIVITIES                                                           (3.8)
                                                                                -----------------------

     FINANCING ACTIVITIES:
           Debt and capital lease payments                                                        (2.0)
           Other payments                                                                         (2.3)
                                                                                -----------------------
     CASH USED FOR FINANCING ACTIVITIES                                                           (4.3)
                                                                                -----------------------

     NET DECREASE IN CASH AND CASH EQUIVALENTS                                                   (31.6)
     CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                                              67.6
                                                                                -----------------------
                                                     - END OF PERIOD                              36.0
     AVAILABLE BORROWING UNDER COMMITTED BANK CREDIT ARRANGEMENTS                                148.1
                                                                                -----------------------

     TOTAL LIQUIDITY AT END OF MONTH                                                           $ 184.1
                                                                                =======================

     SUPPLEMENTAL CASH INFORMATION:
           Interest and other financing costs, net of amount capitalized                         $ 7.2





The accompanying Notes are an integral part of the Consolidated Financial Statement.
See Note 7 for Consolidated Statement of Operations for Debtors Only.





                           BETHLEHEM STEEL CORPORATION
    CASE NO. 01-15288 (BRL) THROUGH 01-15302, 01-15308 THROUGH 01-15315 (BRL)

           NOTES TO JANUARY 31, 2003 CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)

1. These Consolidated Financial Statements are unaudited and should be read together with audited financial statements in Bethlehem's Annual Report on Form 10-K for the year ended December 31, 2002 and other reports filed with the Securities and Exchange Commission during 2003.

2. On February 8, 2003 Bethlehem's Board of Directors voted to sell substantially all of the company's assets to International Steel Group (ISG). Bethlehem and ISG are currently negotiating the terms of an asset purchase agreement. Upon execution, the asset purchase agreement will be presented to the Bankruptcy Court (the Court) for approval. After a hearing and approval, the Court will enter an order scheduling an auction under section 363 of the Code, which would culminate in the sale of Bethlehem's assets.

3. On January 1, 2003, Bethlehem adopted FASB Statement No. 143, Accounting for Asset Retirement Obligations. The Statement requires the recognition of a liability and an asset for the estimated cost of disposal as part of the initial cost of a long-lived asset and subsequent amortization of the asset to expense. As a result of adopting this Statement, we increased property, plant and equipment, net by $.8 million, other long-term liabilities by $13.3 million and recorded a $12.5 million charge for "cumulative effect of a change in accounting principle" to account for depreciation and interest expense that would have been recorded since the affected assets were placed in service through December 31, 2002.

4. Net costs resulting from reorganization of the businesses have been reported in the statement of operations separately as reorganization items. For the month ended January 31, 2003, $1.7 million was recorded for professional and other fees.

5. Interest at the stated contractual amount on unsecured debt that was not charged to earnings as a result of our chapter 11 filing was approximately $4 million for the month ended January 31, 2003.

6. Liabilities subject to compromise at January 31, 2003 follows ($ in millions):

    Pension                                        $      2,849.0
    Other postemployment benefits                         2,063.8
    Unsecured debt                                          526.7
    Accounts payable                                        192.1
    Accrued employment costs                                183.7
    Other accrued liabilities                               206.9
    Accrued taxes and interest                               66.7
                                                  --------------------
    Total                                          $      6,088.9
                                                  ====================

7. Summarized Consolidated Statement of Operations for the year ended and Balance Sheet as of January 31, 2003 for the Debtors only follows ($ in millions):



    SUMMARIZED CONSOLIDATED STATEMENT OF OPERATIONS
    Net Sales                                                                  $        321.2
    Costs and Expenses                                                                  323.1
                                                                              ----------------
      Loss from Operations                                                               (1.9)
    Reorganization Items                                                                 (1.7)
    Financing Expense - Net                                                              (4.0)
    Equity in Loss of Unconsolidated Subsidiaries                                        (4.6)
                                                                              ----------------
      Loss Before Cumulative Effect of Accounting Change                                (12.2)
    Cumulative Effect of Accounting Change (Note 3)                                     (10.4)
                                                                              ----------------
      Net Loss                                                                          (22.6)
    Dividend Requirements on Preferred and Preference Stock                               3.3
                                                                              ----------------
      Net Loss Applicable to Common Stock                                      $        (25.9)
                                                                              ================


    SUMMARIZED CONSOLIDATED BALANCE SHEET

                                       ASSETS
    Current Assets:
      Cash and cash equivalents                                                 $         25.0
      Receivables - net                                                                  378.6
      Inventories                                                                        714.0
      Other current assets                                                                36.6
                                                                                ---------------
    Total Current Assets                                                               1,154.2
    Investments and Miscellaneous Assets                                                 177.0
    Property, Plant and Equipment - net                                                2,395.9
                                                                                ---------------
    Total Assets                                                                 $     3,727.1
                                                                                ===============

                       LIABILITIES AND STOCKHOLDERS' DEFICIT
    Current Liabilities:
      Accounts payable                                                           $       169.4
      Accrued employment costs                                                            85.7
      Secured debt and capital lease obligations-current                                 627.9
      Other current liabilities                                                           59.6
                                                                                ---------------
    Total Current Liabilities                                                            942.6
    Secured Debt and Capital Lease Obligations                                            83.7
    Deferred Gains and Other Long-Term Liabilities                                        82.7

    Liabilities Subject to Compromise                                                  6,088.9

    Total Stockholders' Deficit                                                       (3,470.8)
                                                                                ---------------
    Total Liabilities and Stockholders' Deficit                                  $     3,727.1
                                                                                ===============



                         Schedule of Disbursements



                                                                            Month Ended
  (dollars in thousands)                                                   January 31, 2003
                                                                      ------------------------
  Bethlehem Steel Corporation                                                        $320,610
  Alliance Coatings Company, LLC                                                          809
  BethEnergy Mines Inc.                                                                   205
  Bethlehem Cold Rold Corporation                                                           1
  Bethlehem Development Corporation                                                         0
  Bethlehem Rail Corporation                                                                7
  Bethlehem Steel de Mexico, S.A. de C.V.                                                  54
  Bethlehem Steel Export Company of Canada, Limited                                         0
  Bethlehem Steel Export Corporation                                                        0
  BethPlan Corp.                                                                            0
  Chicago Cold Rolling, L.L.C.                                                          1,032
  Eagle Nest Inc.                                                                           0
  Encoat North Arlington, Inc.                                                             37
  Energy Coatings Company                                                                   0
  Greenwood Mining Corporation                                                              0
  HPM Corporation                                                                           0
  Kenacre Land Corporation                                                                  0
  LI Service Company                                                                      177
  Marmoraton Mining Company, Ltd.                                                          11
  Mississippi Coatings Limited Corporation                                                286
  Mississippi Coatings Line Corporation                                                     6
  Ohio Steel Service Company, LLC                                                           0
  Primeacre Land Corporation                                                               15
                                                                      ------------------------
                                                                                     $323,250


       Note:   Inter-company disbursements are excluded from this schedule.


                           BETHLEHEM STEEL CORPORATION
    CASE NO. 01-15288 (BRL) THROUGH 01-15302, 01-15308 THROUGH 01-15315 (BRL)


           Post petition salaries and wages, including employee withholdings and employer related payroll taxes, have been paid in the ordinary course of business.

           Other post petition taxes, including those for sales and use taxes, property taxes and other taxes have been paid in the ordinary course of business.

           All insurance policy premiums due, including those for workers compensation and disability insurance have been paid. Accordingly, all such policies remain in force.

           Details for the above transactions will be provided to U.S. Trustee upon request.